                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-55662 of Com21, Inc. on Form S-3 of our reports dated March 26, 2001, appearing in the Annual Report on Form 10-K of Com21, Inc. for the year ended December 31, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP

San Jose, California

May 21, 2001